UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   MARCH 2, 2005


                            HERSHA HOSPITALITY TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          MARYLAND                    001-14765                 251811499
          --------                    ---------                 ---------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                          510 WALNUT STREET, 9TH FLOOR
                        PHILADELPHIA, PENNSYLVANIA 19106
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AGREEMENT TO ACQUIRE SPRINGHILL SUITES WILLIAMSBURG, VIRGINIA

     On March 2, 2005, Hersha Hospitality Limited Partnership (HHLP), the operating partnership subsidiary of Hersha Hospitality Trust (HT), entered into a LLC Membership Interests Purchase Agreement ("Agreement") with Pushpa H. Thakkar, Bharti D. Desai, Malay H. Thakkar, Kush H. Thakkar, Neel D. Desai and Tejal D. Desai ("Sellers"), members of LTD Associates One, LLC, in connection with the sale and purchase of membership interests in LTD Associates One, LLC, ("Owner"), the owner of SpringHill Suites Williamsburg, Virginia. The following brief description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1.

     The Agreement provides that HHLP will purchase 75% of the membership interests in the Owner for a purchase price of approximately $6,375,000, which reflects a total valuation of $14.5 million and $6 million of indebtedness secured by the property. The Agreement also provides that HHLP will have a preferred equity position in the Owner and that LTD Management Company will continue to manage the hotel. The anticipated closing date is March 31, 2005.

     The Agreement specifies the following conditions to closing:

     - The franchisor must approve the transfer of the franchise license to an entity ("Lessee") that will be owned 75% by HHLP and 25% by Sellers, which Lessee will enter into a percentage lease with the Owner and lease the property from the Owner.
     - The lender must approve the transfer of the interests in the Owner to HHLP.
     - The Sellers' representations and warranties must be true and correct as of closing.

AGREEMENT TO ACQUIRE RESIDENCE INN WILLIAMSBURG, VIRGINIA

     On March 2, 2005, HHLP entered into a LLC Membership Interests Purchase Agreement ("Agreement") with Pushpa H. Thakkar, Bharti D. Desai, Malay H. Thakkar, Kush H. Thakkar, Neel D. Desai and Tejal D. Desai ("Sellers"), members of LTD Associates Two, LLC, in connection with the sale and purchase of membership interests in LTD Associates Two, LLC, ("Owner"), the owner of Residence Inn Williamsburg, Virginia. The following brief description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.2.

     The Agreement provides that HHLP will purchase 75% of the membership interests in the Owner for a purchase price of approximately $5,475,000 representing a total valuation of $16 million and $8.7 million loan on the property. The Agreement also provides that HHLP will have a preferred equity position in the Owner and that LTD Management Company will continue to manage the hotel. The anticipated closing date is March 31, 2005.

     The Agreement specifies the following conditions to closing:


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     -    The franchisor must approve the transfer of the franchise license to an entity ("Lessee") that will be owned 75% by HHLP and 25% by Sellers, which Lessee will enter into a percentage lease with the Owner and lease the property from the Owner.
     - The lender must approve the transfer of the interests in the Owner to HHLP
     - Sellers' representations and warranties must be true and correct as of closing.

AGREEMENT TO ACQUIRE HAMPTON INN HERALD SQUARE

     On March 7, 2005, Hersha Hospitality Limited Partnership ("HHLP") entered into an agreement with Hasu P. Shah to acquire 100% of the membership interests in Brisam Hotel LLC, a New York limited liability company ("Owner"), the owner of the Hampton Inn Herald Square in New York, New York. The purchase price for the hotel is $31,300,000.00 (which includes the assumption of debt in the amount of $16,500,000 from Merrill Lynch Capital). HHMLP Herald Square, LLC ("Manager") will continue to manage the hotel. The following brief description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.3.

     Conditions to closing on the acquisition of the Hampton Inn Herald Square include

     - The franchisor (Promus Hotels) must approve (i) the sale of the membership interests to Purchaser and (ii) the percentage lease structure whereby, at closing, the Owner shall lease the property to 44 New England Management Company ("Lessee") pursuant to a percentage lease, and Lessee will enter into a new management agreement with Manager
     - Merrill Lynch Capital must approve (i) the sale of the membership interests to Purchaser and (ii) the percentage lease structure whereby, at closing, the Owner shall lease the property to Lessee pursuant to a percentage lease, and Lessee will enter into a new management agreement with Manager
     - Seller's representations and warranties must be true and correct as of closing

     The seller, Hasu P. Shah, is HT's Chairman of the Board and Chief Executive Officer.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

            Exhibit 10.1 Form of LLC Membership Interests Purchase Agreement dated as of March 2, 2005 between Pushpa
                              H. Thakkar, Bharti D. Desai, Malay H. Thakkar, Kush H. Thakkar, Neel D. Desai, Tejal D. Desai as Sellers and Hersha Hospitality Limited Partnership as Purchaser


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            Exhibit 10.2      Form of LLC Membership Interests Purchase
                              Agreement dated as of March 2, 2005 between Pushpa
                              H. Thakkar, Bharti D. Desai, Malay H. Thakkar, Kush H. Thakkar, Neel D. Desai, Tejal D. Desai as Sellers and Hersha Hospitality Limited Partnership as Purchaser

            Exhibit 10.3 Form of Contribution Agreement, dated March 7, 2005 between Hasu P. Shah and Hersha Hospitality Limited Partnership


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HERSHA HOSPITALITY TRUST

Date:  March 7, 2005                      By:  Ashish R. Parikh
                                             -----------------------------------
                                          Ashish R. Parikh
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT             DESCRIPTION
-------             -----------

10.1 Form of LLC Membership Interests Purchase Agreement dated as of March 2, 2005 between Pushpa H. Thakkar, Bharti D. Desai, Malay H. Thakkar, Kush H. Thakkar, Neel D. Desai, Tejal D. Desai as Sellers and Hersha Hospitality Limited Partnership as Purchaser

10.2 Form of LLC Membership Interests Purchase Agreement dated as of March 2, 2005 between Pushpa H. Thakkar, Bharti D. Desai, Malay H. Thakkar, Kush H. Thakkar, Neel D. Desai, Tejal D. Desai as Sellers and Hersha Hospitality Limited Partnership as Purchaser

10.3 Form of Contribution Agreement, dated March 7, 2005 between Hasu P. Shah and Hersha Hospitality Limited Partnership


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